For period ending May 31, 2011						Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Calpine Corp. 7.5% due 02/15/2021
2.	Date of Purchase:  October 18, 2010 3.  Date offering commenced:
        October 18, 2010
4.	Underwriters from whom purchased: Morgan Stanley & Co.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $1,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $2,000,000,000
8.	Purchase price (net of fees and expenses):$100
9.	Initial public offering price: $100
10.	Commission, spread or profit:  1.50%
11.  Have the following conditions been satisfied?                YES      NO
a.	The securities are sold in an offering from registration
under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.                                                      X


b.    The securities are sold to persons reasonably believed to
be qualified institutional buyers (QIBs).                          X

c.    The securities are reasonably believed to be eligible for
resale to other QIBs.	                                           X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).	                   X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
concurrent offering.            	                           X

f.    The underwriting was firm commitment underwriting.	   X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.	                           X

h.   The issuer of the securities and any predecessor has been in
continuous operation for not less than three years. 	           X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.	                           X

j.    No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.	                   X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Matthew A. Iannucci			Date:  	December 20, 2010



For period ending May 31, 2011						Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  MGM Resorts Intl 10.0% due 11/01/2016
2.	Date of Purchase:  October 25, 2010 3.  Date offering commenced:
        October 25, 2010
4.	Underwriters from whom purchased: Banc of America Securities, LLC
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $4,944,850 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $494,485,000
8.	Purchase price (net of fees and expenses):$98.897
9.	Initial public offering price: $98.897
10.	Commission, spread or profit:  1.50%
11.  Have the following conditions been satisfied?                 YES     NO
a.	The securities are sold in an offering from registration
under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.                                                       X


b.    The securities are sold to persons reasonably believed to be
qualified institutional buyers (QIBs). 	                            X

c.    The securities are reasonably believed to be eligible for
resale to other QIBs. 	                                            X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).	                    X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent
offering.	                                                    X

f.    The underwriting was firm commitment underwriting.	    X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.	                            X

h.   The issuer of the securities and any predecessor has been in
continuous operation for not less than three years.	            X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.	                            X

j.    No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.	                    X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/Matthew A. Iannucci			Date:  	December 20, 2010



For period ending May 31, 2011						Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Momentive Perormance 9.0% deu 01/15/2021
2.	Date of Purchase:  October 27, 2010 3.  Date offering commenced:
        October 27, 2010
4.	Underwriters from whom purchased:  JP Morgan Chase Securities, Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $3,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $635,000,000
8.	Purchase price (net of fees and expenses):$100
9.	Initial public offering price: $100
10.	Commission, spread or profit:  1.94%
11.  Have the following conditions been satisfied?                 YES     NO
a.	The securities are sold in an offering from registration
under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.                                                       X


b.    The securities are sold to persons reasonably believed to be
qualified institutional buyers (QIBs).              	            X

c.    The securities are reasonably believed to be eligible for
resale to other QIBs.	                                            X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).	                    X

e.    The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or any
concurrent offering.	                                            X

f.    The underwriting was firm commitment underwriting.	    X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.	                            X

h.   The issuer of the securities and any predecessor has been in
continuous operation for not less than three years.	            X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.	                            X

j.    No Affiliated Underwriter was a direct or indirect participant
in or beneficiary of the sales.	                                    X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Matthew A. Iannucci			Date:  	December 20, 2010



For period ending May 31, 2011						Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Hexion US FIN/NOVA SCOTIA 0.9% due 11/15/2020
2.	Date of Purchase:  October 27, 2010 3.  Date offering commenced:
        October 27, 2010
4.	Underwriters from whom purchased:  JP Morgan Chase Securities, Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $1,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $440,000,000
8.	Purchase price (net of fees and expenses):$100
9.	Initial public offering price: $100
10.	Commission, spread or profit:  1.94%
11.  Have the following conditions been satisfied?                 YES     NO
a.	The securities are sold in an offering from registration
under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.                                                       X


b.    The securities are sold to persons reasonably believed to be
qualified institutional buyers (QIBs).	                            X

c.    The securities are reasonably believed to be eligible for
resale to other QIBs.	                                            X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).	                    X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
concurrent offering.	                                            X

f.    The underwriting was firm commitment underwriting.	    X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.	                            X

h.   The issuer of the securities and any predecessor has been in
continuous operation for not less than three years.	            X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.	                            X

j.    No Affiliated Underwriter was a direct or indirect participant
in or beneficiary of the sales.	                                    X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Matthew A. Iannucci			Date:  	December 20, 2010



For period ending May 31, 2011						Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Momentive Perormance 9.0% deu 01/15/2021
2.	Date of Purchase:  October 27, 2010 3.  Date offering commenced:
        October 27, 2010
4.	Underwriters from whom purchased:  JP Morgan Chase Securities, Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $3,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $635,000,000
8.	Purchase price (net of fees and expenses):$100
9.	Initial public offering price: $100
10.	Commission, spread or profit:  1.94%
11.  Have the following conditions been satisfied?                 YES     NO
a.	The securities are sold in an offering from registration
under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.                                                       X


b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
	X

c.    The securities are reasonably believed to be eligible for
resale to other QIBs.	                                            X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).	                    X

e.    The securities were purchased at a price not more than the rice paid by each other purchaser in the offering or any
concurrent offering.	                                            X

f.    The underwriting was firm commitment underwriting.	    X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.	                            X

h.   The issuer of the securities and any predecessor has been in
continuous operation for not less than three years.	            X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.	                            X

j.    No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.	                    X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Matthew A. Iannucci			Date:  	December 20, 2010



For period ending May 31, 2011						Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Sandridge Energy Inc. 7.5% due 03/15/2021
2.	Date of Purchase:  March 2, 2011 3.  Date offering commenced:
        March 2, 2011
4.	Underwriters from whom purchased:  RBC Dain Rauscher
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $1,000,000
7.	Aggregate principal amount or total number of shares of offering:
        $900,000,000
8.	Purchase price (net of fees and expenses):$100
9.	Initial public offering price: $100
10.	Commission, spread or profit:  2%
11.  Have the following conditions been satisfied?                 YES     NO
a.	The securities are sold in an offering from registration
under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.                                                       X


b.    The securities are sold to persons reasonably believed to be
qualified institutional buyers (QIBs).	                            X

c.    The securities are reasonably believed to be eligible for
resale to other QIBs.	                                            X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).	                    X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
concurrent offering.	                                            X

f.    The underwriting was firm commitment underwriting.	    X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.	                            X

h.   The issuer of the securities and any predecessor has been in
continuous operation for not less than three years.	            X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.	                            X

j.    No Affiliated Underwriter was a direct or indirect participant
in or beneficiary of the sales.	                                    X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Matthew A. Iannucci			Date:  	April 1, 2011


For period ending May 31, 2011						Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Oasis Petroleum Inc. 144A 7.25% due 2/1/2019
2.	Date of Purchase:  January 28, 2011 3.  Date offering commenced:
        January 28, 2011
4.	Underwriters from whom purchased:  JP Morgan Chase Securities
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $2,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $400,000,000
8.	Purchase price (net of fees and expenses):$100
9.	Initial public offering price: $100
10.	Commission, spread or profit:  2.25%
11.  Have the following conditions been satisfied?                 YES     NO
a.	The securities are sold in an offering from registration
under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.                                                       X


b.    The securities are sold to persons reasonably believed to be
qualified institutional buyers (QIBs).  	                    X

c.    The securities are reasonably believed to be eligible for
resale to other QIBs.	                                            X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).	                    X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
concurrent offering.	                                            X

f.    The underwriting was firm commitment underwriting.	    X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.	                            X

h.   The issuer of the securities and any predecessor has been in
continuous operation for not less than three years.	            X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.	                            X

j.    No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.	                    X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Matthew A. Iannucci			Date:  	May 20, 2011


For period ending May 31, 2011						Exhibit 77O

File number 811-8765

FORM 10f-3
FUND: Managed High Yield Plus Fund Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1.	Issuer:  Cequel Comm Holding I/Cap CP 144A 8 5/8% due 11/15/2017
2.	Date of Purchase:  January 13, 2011 3.  Date offering commenced:
        January 13, 2011
4.	Underwriters from whom purchased:  CS First Boston Corp.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $1,028,750 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $642,968,750
8.	Purchase price (net of fees and expenses):$102.875
9.	Initial public offering price: $102.875
10.	Commission, spread or profit:  1.25%
11.  Have the following conditions been satisfied?                 YES     NO
a.	The securities are sold in an offering from registration
under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.                                                       X


b.    The securities are sold to persons reasonably believed to be
qualified institutional buyers (QIBs).	                            X

c.    The securities are reasonably believed to be eligible for
resale to other QIBs.	                                            X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).	                    X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
concurrent offering.	                                            X

f.    The underwriting was firm commitment underwriting.
	X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.	                            X

h.   The issuer of the securities and any predecessor has been in
continuous operation for not less than three years.	            X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.	                            X

j.    No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.	                    X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Matthew A. Iannucci			Date:  	May 20, 2011





Managed High Yield Plus Fund